UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2005

                         WAYNE SAVINGS BANCSHARES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-23433                 31-1557791
 ---------------------------     -------------------         ------------
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                   Identification No.)


    151 N. Market St., Wooster, Ohio                               44691
 --------------------------------------                           --------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (330) 264-5767


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition
            ---------------------------------------------

     On May 5, 2005, Wayne Savings Bancshares, Inc. announced strategic initiatives and results of operations for the three and twelve months ended March 31, 2005. A copy of the press release dated May 5, 2005, describing earnings for these periods is attached as Exhibit 99 to this report. The information included in the press release text and the attached financial supplement is considered to be "furnished" under the Securities Exchange Act of 1934 and shall not be deemed to be "filed" as otherwise provided herein.

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

       (a)  Not applicable

       (b)  Not applicable

       (c)  Exhibits.


Exhibit No.       Description
-----------       -----------

   99             Press release, dated May 5, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    WAYNE SAVINGS BANCSHARES, INC.


DATE:  May 5, 2005                  By:   /s/ Charles F. Finn
                                          -------------------------------------
                                          Charles F. Finn
                                          President and Chief Executive Officer